UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 16, 2011
Date of Report (Date of earliest event reported)

American Standard Energy Corp.
(Exact name of registrant as specified in its charter)

Delaware	333-132948	20-2791397
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4800 North Scottsdale Road Suite 1400 Scottsdale, Arizona	85251
(Address of principal executive offices)	(Zip Code)

(480) 371-1929
(Registrant’s telephone number, including area code)
N/A
 (Former name or former address, if changed since last report)

Copies to:
Gregg E. Jaclin, Esq.
Gary S. Eaton, Esq.
Anslow & Jaclin, LLP
195 Route 9 South, Suite 204
Manalapan, New Jersey 07726
(732) 409-1212

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐         Soliciting material pursuant to Rule I4a-12 under the Exchange Act (17CFR240.14a-12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01    Regulation FD Disclosure

On August 16, 2011, American Standard Energy Corp. (the “Company”) will be distributing to certain third parties a PowerPoint presentation (the “Presentation”) that contains certain information about the Company not previously publically disclosed..  A copy of the Presentation is furnished with this Current Report on Form 8-K (the “Report”) as Exhibit 99.1, which is incorporated herein by reference.

The information contained in the Report, including the Presentation is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any registration statement, filing or other document of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be set forth by specific reference in such a filing. The Company makes no admission as to the materiality of any information in this Report that is required to be disclosed solely by reason of Regulation FD.

Item 9.01 -Financial Statements and Exhibits

(d)	EXHIBITS

Exhibit Number	Description
99.1	American Standard Energy Corp. Q3 Presentation – August 2011

CAUTIONARY NOTE REGARDING FORWARD LOOKING STATEMENTS

All statements that are included in this Report and the exhibits hereto, other than statements of historical fact, are forward-looking statements. Forward-looking statements involve known and unknown risks, assumptions, uncertainties, and other factors. Statements made in the future tense, and statements using words such as “may,” “can,” “could,” “should,” “predict,” “aim’” “potential,” “continue,” “opportunity,” “intend,” “goal,” “estimate,” “expect,” “expectations,” “project,” “projections,” “plans,” “anticipates,” “believe,” “think,” “confident” “scheduled” or similar expressions are intended to identify forward-looking statements. Forward-looking statements are not a guarantee of performance and are subject to a number of risks and uncertainties, many of which are difficult to predict and are beyond the Company’s control, and which risks and uncertainties have been described in greater detail in the Company’s filings with the Securities and Exchange Commission. These risks and uncertainties could cause actual results to differ materially from those expressed in or implied by the forward-looking statements, and therefore should be carefully considered. The Company cautions you not to place undo reliance on the forward-looking statements, which speak only as of the date of this Report or an earlier date as may be indicated. The Company disclaims any obligation to update any of these forward-looking statements as a result of new information, future events, or otherwise, except as expressly required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

American Standard Energy Corp.

/s/ Scott Feldhacker
Scott Feldhacker Chief Executive Officer

Dated: August 16, 2011